Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 12—Commitments and Contingencies

Commitments—The Account had $0.5 million and $6.8 million of outstanding immediately callable commitments to purchase additional interests in its limited partnership investments as of December 31, 2013 and 2012, respectively.

The Account has committed a total of $74.1 million and $90.2 million as of December 31, 2013 and 2012, respectively, to various tenants for tenant improvements and leasing inducements.

Contingencies—The Account is party to various claims and routine litigation arising in the ordinary course of business. Management of the Account does not believe the results of any such claims or litigation, individually, or in the aggregate, will have a material effect on the Account’s business, financial position, or results of operations.